Rule 497(e)
                                                File No. 2-86082


                    MAINSTAY VP SERIES FUND, INC.
                   Supplement dated March 11, 1997
               to the Prospectus dated October 1, 1996

   The  Government  Portfolio s investment policy set out on page
   13, which reads as follows:

     Such assets may also be invested in securities such as privately-issued collateralized mortgage obligations which are not U.S. Government securities, but which are backed or collateralized by U.S. Government securities.

   is modified to read as follows:

     Such assets may also be invested in securities such as privately-issued collateralized mortgage obligations which are not U.S. Government securities.